[LOGO]                                                   Macrovision Corporation
                                                           2830 De La Cruz Blvd.
                                                           Santa Clara, CA 95050

                                                             (408) 743-8600 Main
                                                              (408) 743-8610 Fax

FOR IMMEDIATE RELEASE
---------------------

                         MACROVISION CORPORATION REPORTS

                 RECORD FIRST QUARTER NET REVENUES AND EARNINGS

Santa Clara, California (BUSINESS WIRE)--April 29, 2002--Macrovision Corporation (NASDAQ: MVSN) announced today that first quarter 2002 net revenues were $23.7 million, compared with $23.0 million in the first quarter of 2001, an increase of 3%. Pro forma earnings (before amortization of intangibles from acquisitions, non-cash deferred compensation expense and impairment losses on investments) were $9.2 million, compared with $9.1 million recorded in last year's first quarter. Pro forma diluted earnings per share for the quarter were $0.18, the same as in the prior quarter a year ago.

Net income (including amortization of intangibles from acquisitions, non-cash deferred compensation expense and impairment losses on investments) for the first quarter of 2002 was $3.0 million. Diluted earnings per share for the quarter were $0.06.

Cash and cash equivalents, short-term investments and long-term marketable securities were $240.4 million as of March 31, 2002.

"We are pleased with our first quarter results," said Ian Halifax, CFO at Macrovision. "Our revenues benefited from continued strength in our DVD business, and double-digit growth in our Globetrotter Software Division. The first quarter was important to us for a number of reasons, notably the announcement of multi-year video copy protection agreements with Dreamworks SKG and Twentieth Century Fox Home Entertainment, and the launch of Version 3 of our SAFEAUDIO copy protection and rights management solution. Given current uncertainties in the economy, we prefer to remain cautious in our outlook. We remain comfortable with the 2002 earnings guidance we have provided in prior conference calls. For the full year 2002, we continue to anticipate revenues of $103M-$108M, with pro forma EPS of $0.84-$0.88; revenues, pro forma earnings and pro forma EPS for the second quarter of 2002 are estimated to be essentially in line with first quarter levels."

Immediately following the Q1 earnings release, Macrovision will hold an investor conference call on April 29, from 2:00 p.m. to 3:00 p.m. PDT (5:00 p.m. to 6:00 p.m. EDT). Investors and analysts interested in participating in the conference are welcome to call 212-346-0492 and enter reservation number 20526989.

The Q1 earnings conference call can also be accessed via live webcast at www.macrovision.com or www.companyboardroom.com or www.streetevents.com (for subscribers) on April 29 at 2:00 p.m. PDT (5:00 p.m. EDT). Approximately 2 hours after the live webcast ends, the on-demand webcast of Macrovision's Q1 earnings conference call can be accessed until May 6, 2002.


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Investors and analysts interested in listening to a recording of the conference are welcome to call 800-633-8284 (or international 858-812-6440) and enter reservation number 20526989. Access to the postview conference is available from 4:00 p.m. PDT on 4/29/02 to 4:00 p.m. PDT on 4/30/02. The conference call script will also be posted on the Company's web site for 30 days.

ABOUT MACROVISION

Macrovision develops and markets copy protection, rights management and electronic license management technologies for the home video, consumer interactive software, enterprise software and music markets. Macrovision has its corporate headquarters in Santa Clara, California, with European headquarters in London and Asia-Pacific headquarters in Tokyo.

o The VIDEO TECHNOLOGY DIVISION provides technologies that are used by motion picture studios, cable and satellite TV operators, consumer electronics companies, and personal computer manufacturers to prevent the unauthorized duplication, reception or use of copyrighted video materials. Over 900 million DVDs, over 3 billion videocassettes, and over 75 million digital set-top boxes have utilized Macrovision's video copy protection technologies.

o The CONSUMER SOFTWARE DIVISION provides an integrated suite of tools that enable developers and publishers to protect, distribute, and promote their products securely and effectively, with built-in support for a wide range of robust business models.

o The GLOBETROTTER SOFTWARE DIVISION provides FLEXLM electronic license management (ELM) and GTLICENSING electronic license distribution (ELD) solutions to independent software vendors (ISVs), as well as SAMSUITE software asset management tools for business applications. These products are in use by over 2,500 ISV customers and over 500 large enterprise end-users throughout the world. For more information on Globetrotter Software products, go to www.globetrotter.com.

Macrovision, Globetrotter, FLEXLM, GTLICENSING and SAFEAUDIO are registered trademarks or trademarks of Macrovision Corporation.

NOTE TO EDITORS: ADDITIONAL BACKGROUND INFORMATION ON MACROVISION CORPORATION CAN BE OBTAINED FROM OUR WEB SITE AT WWW.MACROVISION.COM.

All statements contained herein, including the quotations attributed to Mr. Halifax, as well as oral statements that may be made by the Company or by officers, directors or employees of the Company acting on the Company's behalf, that are not statements of historical fact, including statements that use the words "will," "believes," "anticipates," "estimates," "expects," "intends" or "looking to the future" or similar words that describe the Company's or its management's future plans, objectives, or goals, are "forward-looking statements" and are made pursuant to the Safe-Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include the business strategies and product plans of the Company and the features and benefits of the products of the Company.

Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to be materially different from the historical results and/or from any future results or outcomes expressed or implied by such forward-looking statements. Among the important factors that could cause results to differ materially are the following: the failure of markets for home video to develop or expand, and the


April 29, 2002                    -- MORE --                              Page 2
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failure of the Company's products to achieve or sustain market acceptance or to meet, or continue to meet, the changing demands of content or software providers. Other factors include those outlined in the Company's Annual Report on Form 10-K for 2001, its Quarterly Reports on Form 10-Q, and such other documents as are filed with the Securities and Exchange Commission from time to time. These factors may not constitute all factors that could cause actual results to differ materially from those discussed in any forward-looking statement. The Company operates in a continually changing business environment and new factors emerge from time to time. The Company cannot predict such factors, nor can it assess the impact, if any, of such factors on the Company or its results. Accordingly, forward-looking statements should not be relied upon as a prediction of actual results. The Company is not obligated to revise or update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release.

                                      # # #

INVESTOR CONTACT:

Ian Halifax
Macrovision Corporation
408-743-8600
ir-info@macrovision.com


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                    MACROVISION CORPORATION AND SUBSIDIARIES
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME

                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                      THREE MONTHS
                                                                     ENDED MARCH 31,
                                                                   -------------------
                                                                    2002         2001
                                                                   -------     -------

Net Revenues                                                       $23,666     $22,974
Costs and expenses:
    Costs of revenues                                                1,663       1,992
    Research and development                                         2,537       2,322
    Selling and marketing                                            4,760       4,040
    General and administrative                                       3,048       3,168
    Amortization of intangibles from acquisitions                      689       2,683
    Deferred compensation expense relating to GLOBEtrotter           2,083       3,031
    Impairment losses on investments                                 5,477       1,160
                                                                   -------     -------

       Total costs and expenses                                     20,257      18,396
                                                                   -------     -------

Income before interest and income taxes                              3,409       4,578
Interest and other income, net                                       2,101       2,696
                                                                   -------     -------

Income before income taxes                                           5,510       7,274
Income taxes                                                         2,536       3,648
                                                                   -------     -------

Net income                                                         $ 2,974     $ 3,626
                                                                   =======     =======

Diluted earnings per share                                         $  0.06     $  0.07
                                                                   =======     =======

Shares used in computing diluted earnings per share (1)             51,545      51,643
                                                                   =======     =======

                    MACROVISION CORPORATION AND SUBSIDIARIES
   PROFORMA RECONCILIATION OF CONDENSED CONSOLIDATED STATEMENTS OF INCOME (2)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                     THREE MONTHS
                                                                    ENDED MARCH 31,
                                                                   -----------------
                                                                     2002      2001
                                                                   -------   -------
Net income                                                         $ 2,974   $ 3,626
Add:
  Amortization of intangibles from acquisitions
    (net of taxes)                                                     459     1,734
  Deferred compensation expense relating to GLOBEtrotter             2,083     3,031
  Impairment losses on investments (net of taxes)                    3,647       749
                                                                   -------   -------
Proforma net income                                                $ 9,163   $ 9,140
                                                                   =======   =======
Diluted earnings per share reconciliation:
  Net income                                                       $  0.06   $  0.07
  Add:
    Amortization of intangibles from acquisitions                     0.01      0.03
    Deferred compensation expense relating to GLOBEtrotter            0.04      0.06
    Impairment losses on investments                                  0.07      0.02
                                                                   -------   -------
  Proforma diluted earnings per share research
    and development                                                $  0.18   $  0.18
                                                                   =======   =======

Shares used in computing diluted earnings per share                 51,545    51,643
                                                                   =======   =======

NOTES:

(1) With the adoption of SFAS No. 142 on January 1, 2002, goodwill and certain intangibles are no longer amortized. For comparative purposes prior amortization on an "as adjusted" basis would have been $686, resulting in comparative diluted earnings per share on an "as adjusted" basis of $0.09.

(2) Pro forma results for the quarters ended March 31, 2002 and 2001 are presented for information purposes only. These results present the operating results of Macrovision Corporation, excluding costs associated with amortization of intangibles from acquisitions, deferred compensation expense and impairment losses on investments. These costs were $6,189 for the three month period ended March 31, 2002, net of taxes when applicable using the Company's effective rate of 33.4%. The format presented above is not in accordance with Generally Accepted Accounting Principles.


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                    MACROVISION CORPORATION AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS

                                 (IN THOUSANDS)

                                                       MARCH 31,    DECEMBER 31,
                                                         2002          2001
                                                       --------     ------------
ASSETS
    Cash and cash equivalents                          $ 54,843      $ 26,112
    Short-term investments                               85,121        83,456
    Accounts receivable, net                             29,692        28,033
    Inventories                                             345           342
    Prepaid expenses and other assets                    22,818        24,086
                                                       --------      --------
       Total Current Assets                             192,819       162,029
    Property and equipment, net                           5,990         4,337
    Patents, net                                          4,644         4,594
    Long-term marketable investment securities          100,403       121,480
    Goodwill and other intangibles associated with
      acquisition, net                                   23,971        24,951
    Other assets                                         22,500        25,478
                                                       --------      --------
       TOTAL ASSETS                                    $350,327      $342,869
                                                       ========      ========

LIABILITIES
    Accounts payable                                   $  2,976      $  2,955
    Accrued expenses                                      4,631         4,843
    Deferred revenue                                      8,606         9,555
                                                       --------      --------
       Total Current Liabilities                         16,213        17,353
    Notes payable                                            31            33
    Deferred tax liabilities                              7,906         7,283
                                                       --------      --------
       TOTAL LIABILITIES                                 24,150        24,669
STOCKHOLDERS' EQUITY                                    326,177       318,200
                                                       --------      --------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY               $350,327      $342,869
                                                       ========      ========


April 29, 2002                     -- END --                              Page 5